                                                                      EXHIBIT 99


                           (SABINE ROYALTY TRUST LOGO)






                                 TAX INFORMATION

                                      2002








         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST

                                  MARCH 1, 2003

TO UNIT HOLDERS:

     This booklet provides 2002 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust"). Each Unit holder is encouraged to read the entire booklet very carefully.

     The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2002 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

     The material herein is not intended and should not be construed as professional tax or legal advice. Unit holders are encouraged to consult their own tax advisors concerning its use.

     THIS YEAR'S TAX BOOKLET CONTAINS ADDITIONAL SCHEDULES DESIGNED TO ASSIST YOU OR YOUR TAX ADVISOR IN CALCULATING THE INFORMATION TO BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURNS. THOSE SCHEDULES ARE INCLUDED ON PAGES 20 THROUGH 21. WE HAVE ALSO CONSOLIDATED SOME OF THE HISTORICAL DEPLETION INFORMATION THAT IS NO LONGER APPLICABLE.


Very truly yours,



Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
2002 TAX INFORMATION
o Reading the Income and Expense Schedules ................................   1
o Identifying Which Income and Expense Schedules to Use ...................   1
o Applying the Data From the Income and Expense Schedules .................   1
o Computing Depletion .....................................................   1
o Sale or Exchange of Units ...............................................   2
o Classification of Investment ............................................   2
o Nonresident Foreign Unit Holders ........................................   3
o Backup Withholding ......................................................   3
o State Income Tax ........................................................   3
o Table of 2002 Monthly Record Dates and Cash Distributions Per Unit ......   4
o Tax Computation Worksheet ...............................................   5
o Supplement to Tax Computation Worksheet .................................   6
o Tax Information Schedules ...............................................   7
  o o Form 1041, Grantor Trust for Calendar Year 2002 .....................   7
  o o Form 1041, Grantor Trust for January 2002 ...........................   8
  o o Form 1041, Grantor Trust for February 2002 ..........................   9
  o o Form 1041, Grantor Trust for March 2002 .............................  10
  o o Form 1041, Grantor Trust for April 2002 .............................  11
  o o Form 1041, Grantor Trust for May 2002 ...............................  12
  o o Form 1041, Grantor Trust for June 2002 ..............................  13
  o o Form 1041, Grantor Trust for July 2002 ..............................  14
  o o Form 1041, Grantor Trust for August 2002 ............................  15
  o o Form 1041, Grantor Trust for September 2002 .........................  16
  o o Form 1041, Grantor Trust for October 2002 ...........................  17
  o o Form 1041, Grantor Trust for November 2002 ..........................  18
  o o Form 1041, Grantor Trust for December 2002 ..........................  19
  o o Supplemental Tax Table I--Gross Royalty Income ......................  20
  o o Supplemental Tax Table II--Severance Tax ............................  20
  o o Supplemental Tax Table III--Interest Income .........................  21
  o o Supplemental Tax Table IV--Trust Administrative Expense .............  21
  o o Depletion Schedule I ................................................  22
  o o Depletion Schedule II ...............................................  23
  o o Depletion Schedule III ..............................................  23
o Sample Tax Forms for Individual Unit Holders ............................  24
o Comprehensive Example ...................................................  26
Sabine Royalty Trust Historical Tax Worksheet .............................  29
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN
SABINE ROYALTY TRUST
o Tax Background Information .............................................. A-1
  o o Effect of Escrow Arrangement ........................................ A-1
o Depletion ............................................................... A-2
  o o Cost Depletion ...................................................... A-2
  o o Percentage Depletion ................................................ A-2
o Nonresident Foreign Unit Holders ........................................ A-3
o Sale or Exchange of Units ............................................... A-4
o Backup Withholding ...................................................... A-4
o State Income Tax ........................................................ A-4

(SRT 2002 TAX)

                              SABINE ROYALTY TRUST

                              2002 TAX INFORMATION

READING THE INCOME AND EXPENSE SCHEDULES

         The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2002. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 31, 2002, and separate noncumulative schedules for the months of January through December 2002 are enclosed. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

         Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record of the Units on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

         The appropriate schedules to be used by a Unit holder will depend upon
(i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 15, 2002 and who still owned only those Units on December 15, 2002 must use each of the separate monthly schedules for June through December 2002, and Depletion Schedule III for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 16, 2002 and who continued to own only those Units on December 17, 2002, must use only the cumulative schedule for calendar year 2002 and the appropriate depletion schedule(s).

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

         The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

         Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s), reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

(SRT 2002 TAX)

         As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion computations are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986. The proper depletion schedule to use in computing 2002 depletion is dependent upon the date upon which the Units were acquired as reflected in the preceding paragraph.

         The amount of depletion attributable to a specific state may be determined by multiplying the depletion factor indicated for the particular state times the Federal tax basis in the Unit(s) held, reduced by prior calendar years' allowable Federal depletion, if any. The Federal depletion factors contained on Depletion Schedule I are presented on a cumulative basis for 2002. For depletion factors relating to the individual states, please contact the Sabine Royalty Trust. The Federal and state depletion factors contained on Depletion Schedule II are presented on a cumulative basis for 2002. However, the Federal and state depletion factors contained on Depletion Schedule III are summarized separately; and the state factors are presented on a noncumulative basis. If you are using Depletion Schedule III for your state income tax return(s), you may either calculate the applicable state depletion for each month and add the monthly depletion amounts together, or you may add together the applicable monthly depletion factors for the relevant state and multiply this created composite depletion factor times your adjusted basis in your Units. The result should be the same using either method.

         Different depletion schedules may be required to be used for Units acquired in different years by a Unit holder. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.


SALE OR EXCHANGE OF UNITS

         A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-3 in the back portion of this booklet.


CLASSIFICATION OF INVESTMENT

         Tax Reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.



(SRT 2002 TAX)

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.


BACKUP WITHHOLDING

         Unit holders who have had amounts withheld in 2002 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. The amount reported on the Form 1099-MISC should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding on line 57 of page 2 of the 2002 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet.


STATE INCOME TAX

         Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on page A-4 in the back portion of this booklet.





(SRT 2002 TAX)

TABLE OF 2002 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

         Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2002. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.

                                                                 DISTRIBUTION
MONTHLY RECORD DATE              DATE PAYABLE                    PER UNIT
-------------------              ------------                    ------------

January 15, 2002                 January 29, 2002                $.27263
February 15, 2002                February 28, 2002               $.11955
March 15, 2002                   March 29, 2002                  $.11574
April 15, 2002                   April 29, 2002                  $.21475
May 15, 2002                     May 29, 2002                    $.10526
June 17, 2002                    June 28, 2002                   $.13451
July 15, 2002                    July 29, 2002                   $.08743
August 15, 2002                  August 29, 2002                 $.25240
September 16, 2002               September 30, 2002              $.20632
October 15, 2002                 October 29, 2002                $.11029
November 15, 2002                November 29, 2002               $.16117
December 16, 2002                December 30, 2002               $.09878




(SRT 2002 TAX)

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2002

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                   A                    B                 C

                                                AMOUNTS PER UNIT
                               NUMBER OF        FROM APPROPRIATE
                              UNITS OWNED          SCHEDULE(S)                      WHERE TO REFLECT ON
ITEM                           (NOTE 1)             (NOTE 2)            TOTALS    2002 FORM 1040 (NOTE 3)
----                          -----------       ----------------        ------    -----------------------

Gross Royalty Income.....                   x                       =             Line 4, Part I, Schedule E
                              -----------       ----------------        ------
Severance Tax............                   x                       =             Line 16, Part I, Schedule E
                              -----------       ----------------        ------
Interest Income..........                   x                       =             Line 1, Part I, Schedule B
                              -----------       ----------------        ------
Administrative Expense...                   x                       =             Line 18, Part I, Schedule E
                              -----------       ----------------        ------


                                     PART II

                             COST DEPLETION (NOTE 4)

                     COST DEPLETION
                   ALLOWABLE IN PRIOR    ADJUSTED BASIS FOR        APPROPRIATE 2002
                     CALENDAR YEARS        COST DEPLETION       COST DEPLETION FACTOR
ORIGINAL BASIS          (NOTE 5)              PURPOSES                (NOTE 4)            2002 COST DEPLETION*
--------------     ------------------    ------------------     ---------------------     --------------------

                -                     =                      x                         =
--------------     ------------------    ------------------     ---------------------     --------------------

*    Reflect cost depletion on 2002 Form 1040, line 20, Part 1, Schedule E (Note
     3).


                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                 WHERE TO REFLECT ON
NET SALES       ADJUSTED BASIS        GAIN          2002 FORM 1040
  PRICE           (NOTE 6)           (LOSS)            (NOTE 3)
---------       --------------       ------      -------------------

            -                   =
---------       --------------       ------           Form 4797

NOTES
-----

(1) In order to correctly calculate total income and expense to be reported on your 2002 Federal and, if applicable, state income tax returns, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. Only the total of each item of income and expense obtained by adding the separate Tax Computation Worksheet totals, if more than one is required, should be reported on your applicable 2002 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 15, 2002 through December 16, 2002, then the amounts reflected on the cumulative schedule for 2002 should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. The U.S. Corporation Income Tax Return (Form 1120) does not require that royalty income and related expenses be separately identified on any specific schedules. Note: Schedule D should be utilized to report the Sale of Units acquired before January 1, 1987. (See "Sale or Exchange of Units" on page A-3.)

(4) The appropriate depletion schedule(s) to be utilized is generally dependent upon the date on which the Units were acquired. See "Computing Cost Depletion" on page 1 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in prior years' Sabine Royalty Trust Tax Information Booklet(s) should be used in order to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

(SRT 2002 TAX)
                                        5

                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2002

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

      This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2002 through December 16, 2002. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).

                                     MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                     ------------------------------------------------------------------------------------------------    FACTOR
                     JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER   PER UNIT*
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
   Income .........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Severance
   Tax ............
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Interest
   Income .........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Administrative
   Expense ........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------

----------

* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.


(SRT 2002 TAX)
                                        6

                                                                 CUMULATIVE 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT


                                                                              OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                         AND EXPENSE
                 ------------------------------------------------   -------------------------------
                      GROSS          SEVERANCE      NET ROYALTY       INTEREST       ADMINISTRATIVE
SOURCE               INCOME             TAX           PAYMENTS         INCOME           EXPENSE
------           --------------   --------------   --------------   -------------    --------------
Florida ......   $      .022917   $      .001413   $      .021504   $         *      $      .001688
Louisiana ....          .103813          .006818          .096995             *             .009907
Mississippi ..           096301          .005629          .090672             *             .008248
New Mexico ...          .161440          .013764          .147676             *             .013067
Oklahoma .....          .338047          .035553          .302494             *             .027769
Texas ........         1.452575          .062668         1.389907          .003150          .112889
                 --------------   --------------   --------------   --------------   --------------
     TOTAL ...   $     2.175093   $      .125845   $     2.049248   $      .003150   $      .173568
                 ==============   ==============   ==============   ==============   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                                                     AMOUNT
             ----                                                     ------

1. Total Net Royalty Payments ...................................  $ 2.049248

2. Interest Income ..............................................     .003150

3. Administrative Expense .......................................    (.173568)
                                                                   -----------

4. Cash Distribution Per Unit ** ................................  $ 1.878830
                                                                   ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2002 TAX)

                                                                FOR JANUARY 2002


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                OTHER INCOME
                       ROYALTY INCOME AND EXPENSE               AND EXPENSE
                  ------------------------------------   --------------------------
                                                NET
                     GROSS      SEVERANCE     ROYALTY     INTEREST   ADMINISTRATIVE
SOURCE              INCOME         TAX        PAYMENTS     INCOME       EXPENSE
------            ---------     ---------    ---------   ---------   --------------
Florida ........  $ .001332     $ .000099    $ .001233   $    *         $ .000038
Louisiana ......    .006293       .000605      .005688        *           .000470
Mississippi ....    .007293       .000476      .006817        *           .000207
New Mexico .....     021875       .001779      .020096        *           .000621
Oklahoma .......    .023123       .002529      .020594        *           .000656
Texas ..........    .237159       .010580      .226579     .000342        .006728
                  ---------     ---------    ---------   ---------     ----------
     TOTAL .....  $ .297075     $ .016068    $ .281007   $ .000342     $  .008720
                  =========     =========    =========   =========     ==========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                                      AMOUNT
           ----                                                      ------
1.  Total Net Royalty Payments ................................   $  .281007

2.  Interest Income* ..........................................      .000342

3.  Administrative Expense ....................................     (.008720)
                                                                  ----------

4.  Cash Distribution Per Unit ** .............................   $  .272629
                                                                  ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                               FOR FEBRUARY 2002


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                              OTHER INCOME
                      ROYALTY INCOME AND EXPENSE               AND EXPENSE
                 ------------------------------------   -------------------------
                                               NET
                    GROSS      SEVERANCE     ROYALTY     INTEREST  ADMINISTRATIVE
SOURCE             INCOME         TAX        PAYMENTS     INCOME      EXPENSE
------           ---------     ---------    ---------   ---------  --------------

Florida .......  $ .001418     $ .000106    $ .001312   $    *        $ .000098
Louisiana .....    .007020       .000548      .006472        *          .000774
Mississippi ...    .004196       .000275      .003921        *          .000290
New Mexico ....     012026       .001070      .010956        *          .000833
Oklahoma ......    .025727       .002096      .023631        *          .001781
Texas .........    .088443       .005601      .082842     .000316       .006123
                 ---------     ---------    ---------   ---------     ---------
    TOTAL .....  $ .138830     $ .009696    $ .129134   $ .000316     $ .009899
                 =========     =========    =========   =========     =========


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                                    AMOUNT
            ----                                                    ------
1.  Total Net Royalty Payments .................................  $  .129134

2.  Interest Income* ...........................................     .000316

3.  Administrative Expense .....................................    (.009899)
                                                                  ----------
4.  Cash Distribution Per Unit ** ..............................  $  .119551
                                                                  ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                                  FOR MARCH 2002


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                OTHER INCOME
                      ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                 ------------------------------------     -------------------------
                                               NET
                   GROSS       SEVERANCE     ROYALTY       INTEREST  ADMINISTRATIVE
  SOURCE          INCOME          TAX        PAYMENTS       INCOME       EXPENSE
  ------         ---------     ---------    ---------     ---------  --------------

Florida .......  $ .001381     $ .000103    $ .001278     $    *        $ .000087
Louisiana .....    .007128       .000604      .006524          *          .000735
Mississippi ...    .006513       .000432      .006081          *          .000408
New Mexico ....     009783       .000795      .008988          *          .000613
Oklahoma ......    .020097       .001726      .018371          *          .001260
Texas .........    .090187       .007108      .083079       .000174       .005652
                 ---------     ---------    ---------     ---------     ---------
    TOTAL .....  $ .135089     $ .010768    $ .124321     $ .000174     $ .008755
                 =========     =========    =========     =========     =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                                                    AMOUNT
             ----                                                  ----------
1. Total Net Royalty Payments ..................................   $  .124321

2. Interest Income* ............................................      .000174

3. Administrative Expense ......................................     (.008755)
                                                                   ----------
4. Cash Distribution Per Unit** ................................   $  .115740
==                                                                 ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2002 TAX)

                                                                  FOR APRIL 2002


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                 OTHER INCOME
                     ROYALTY INCOME AND EXPENSE                   AND EXPENSE
                 ------------------------------------     -------------------------
                                               NET
                    GROSS      SEVERANCE     ROYALTY       INTEREST  ADMINISTRATIVE
  SOURCE           INCOME         TAX        PAYMENTS       INCOME      EXPENSE
-----------      ---------     ---------    ---------     ---------  --------------

Florida .......  $ .001909     $ .000100    $ .001809     $    *       $ .000076
Louisiana .....    .012794       .000710      .012084          *         .000777
Mississippi ...    .009773       .000380      .009393          *         .000423
New Mexico ....     016431       .001120      .015311          *         .000703
Oklahoma ......    .034973       .002371      .032602          *         .001540
Texas .........    .158031       .004498      .153533       .000273      .006737
                 ---------     ---------    ---------     ---------    ---------
    TOTAL .....  $ .233911     $ .009179    $ .224732     $ .000273    $ .010256
                 =========     =========    =========     =========    =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

              ITEM                                                AMOUNT
              ----                                              ----------

1.  Total Net Royalty Payments ..............................   $  .224732

2.  Interest Income .........................................      .000273

3.  Administrative Expense ..................................     (.010256)
                                                                ----------
6.  Cash Distribution Per Unit ** ...........................   $  .214749
                                                                ==========

 * Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

 ** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2002 TAX)

                                                                    FOR MAY 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                              OTHER INCOME
                     ROYALTY INCOME AND EXPENSE                AND EXPENSE
                 ------------------------------------   -------------------------
                                              NET
                   GROSS       SEVERANCE     ROYALTY     INTEREST  ADMINISTRATIVE
 SOURCE            INCOME         TAX        PAYMENTS     INCOME      EXPENSE
 ------          ---------     ---------    ---------   ---------  --------------

Florida .......  $ .001534     $ .000112    $ .001422   $    *       $ .000143
Louisiana .....    .005778       .000504      .005274        *         .000539
Mississippi ...    .007329       .000430      .006899        *         .000684
New Mexico ....     010187       .000915      .009272        *         .000950
Oklahoma ......    .016349       .001127      .015222        *         .001525
Texas .........    .085155       .006430      .078725     .000231      .007943
                 ---------     ---------    ---------   ---------    ---------
   TOTAL ......  $ .126332     $ .009518    $ .116814   $ .000231    $ .011784
                 =========     =========    =========   =========    =========


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                                                   AMOUNT
          ----                                                   ------

1.  Total Net Royalty Payments ..............................  $ .116814

2.  Interest Income .........................................    .000231

3.  Administrative Expense ..................................   (.011784)
                                                               ---------
4.  Cash Distribution Per Unit ** ...........................  $ .105261
                                                               =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                                   FOR JUNE 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                              OTHER INCOME
                      ROYALTY INCOME AND EXPENSE               AND EXPENSE
                 ------------------------------------   -------------------------
                                              NET
                   GROSS       SEVERANCE     ROYALTY     INTEREST  ADMINISTRATIVE
 SOURCE            INCOME         TAX        PAYMENTS     INCOME       EXPENSE
 ------          ---------     ---------    ---------   ---------  --------------

Florida .......  $ .000012     $ .000001    $ .000011   $    *       $ .000001
Louisiana .....    .005511       .000504      .005007        *         .000298
Mississippi ...    .007688       .000592      .007096        *         .000416
New Mexico ....     011353       .001027      .010326        *         .000614
Oklahoma ......    .024534       .002528      .022006        *         .001327
Texas .........    .104107       .005992      .098115     .000237      .005630
                 ---------     ---------    ---------   ---------    ---------
   TOTAL ......  $ .153205     $ .010644    $ .142561   $ .000237    $ .008286
                 =========     =========    =========   =========    =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                                                      AMOUNT
             ----                                                      ------

1.  Total Net Royalty Payments ....................................  $ .142561

2.  Interest Income ...............................................    .000237

3.  Administrative Expense ........................................   (.008286)
                                                                     ---------

4.  Cash Distribution Per Unit ** .................................  $ .134512
                                                                     =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                                   FOR JULY 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                              OTHER INCOME
                     ROYALTY INCOME AND EXPENSE                AND EXPENSE
                ------------------------------------     ----------------------
                                              NET
                   GROSS      SEVERANCE     ROYALTY       INTEREST  ADMINISTRATIVE
  SOURCE          INCOME         TAX        PAYMENTS       INCOME       EXPENSE
  ------        ---------     ---------    ---------     ---------  --------------

Florida ......  $ .004600     $ .000192    $ .004408     $    *       $ .000470
Louisiana ....    .008410       .000567      .007843          *         .000858
Mississippi ..    .006886       .000365      .006521          *         .000703
New Mexico ...     009112       .000684      .008428          *         .000930
Oklahoma .....    .024018       .001473      .022545          *         .002452
Texas ........    .051789       .003573      .048216       .000168      .005286
                ---------     ---------    ---------     ---------    ---------
   TOTAL .....  $ .104815     $ .006854    $ .097961     $ .000168    $ .010699
                =========     =========    =========     =========    =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                                      AMOUNT
           ----                                                      ------

1.  Total Net Royalty Payments ..................................  $  .097961

2.  Interest Income .............................................     .000168

3.  Administrative Expense ......................................    (.010699)
                                                                   ----------

4.  Cash Distribution Per Unit ** ...............................  $  .087430
                                                                   ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                                 FOR AUGUST 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                   OTHER INCOME
                       ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                  ------------------------------------     ---------------------------
                                                NET
                     GROSS      SEVERANCE      ROYALTY      INTEREST    ADMINISTRATIVE
 SOURCE             INCOME         TAX        PAYMENTS       INCOME        EXPENSE
 ------           ---------     ---------    ---------     --------     --------------

Florida ........  $ .004199     $ .000300    $ .003899     $    *         $ .000174
Louisiana ......    .010576       .000717      .009859          *           .000439
Mississippi ....    .011100       .000744      .010356          *           .000460
New Mexico .....     020580       .001671      .018909          *           .000854
Oklahoma .......    .032725       .002980      .029745          *           .001358
Texas ..........    .191923       .001444      .190479       .000399        .007962
                  ---------     ---------    ---------     ---------       ---------
   TOTAL .......  $ .271103     $ .007856    $ .263247     $ .000399      $ .011247
                  =========     =========    =========     =========      =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                 ITEM                                                AMOUNT
                 ----                                              ----------

 1.  Total Net Royalty Payments ................................   $  .263247

 2.  Interest Income ...........................................      .000399

 3.  Administrative Expense ....................................     (.011247)
                                                                   ----------
 4.  Cash Distribution Per Unit** ..............................   $  .252399
                                                                   ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                              FOR SEPTEMBER 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                             OTHER INCOME
                     ROYALTY INCOME AND EXPENSE               AND EXPENSE
                ------------------------------------   -------------------------
                                              NET
                   GROSS      SEVERANCE     ROYALTY    INTEREST   ADMINISTRATIVE
 SOURCE           INCOME         TAX        PAYMENTS    INCOME       EXPENSE
 ------         ---------     ---------    ---------   ---------  --------------

Florida ......  $ .001916     $ .000092    $ .001824   $    *       $ .000071
Louisiana ....    .012816       .000748      .012068        *         .000472
Mississippi ..    .008624       .000578      .008046        *         .000318
New Mexico ...     014581       .001358      .013223        *         .000537
Oklahoma .....    .051501       .004498      .047003        *         .001898
Texas ........    .142255       .009881      .132374     .000322      .005244
                ---------     ---------    ---------   ---------    ---------
   TOTAL .....  $ .231693     $ .017155    $ .214538   $ .000322    $ .008540
                =========     =========    =========   =========    =========

                                   SECTION II

                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                                    AMOUNT
            ----                                                   ----------
1.  Total Net Royalty Payments ................................    $  .214538

2.  Interest Income ...........................................       .000322

3.  Administrative Expense ....................................      (.008540)
                                                                   ----------
4.  Cash Distribution Per Unit ** .............................    $  .206320
                                                                   ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2002 TAX)

                                                           FOR OCTOBER 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                OTHER INCOME
                       ROYALTY INCOME AND EXPENSE                AND EXPENSE
                  -------------------------------------   --------------------------
                                                 NET
                     GROSS      SEVERANCE      ROYALTY     INTEREST   ADMINISTRATIVE
 SOURCE             INCOME         TAX         PAYMENTS     INCOME        EXPENSE
 ------           ---------    ----------     ---------   ---------   --------------

Florida ........  $ .000014    $ (.000002)    $ .000016   $    *         $ .000004
Louisiana ......     008792       .000463       .008329        *           .002791
Mississippi ....    .008075       .000446       .007629        *           .002563
New Mexico .....    .013072       .001181       .011891        *           .004150
Oklahoma .......    .025549       .002018       .023531        *           .008111
Texas ..........     113231       .001032       .112199     .000259        .035946
                  ---------    ----------     ---------   ---------      ---------
   TOTAL .......  $ .168733    $  .005138     $ .163595   $ .000259      $ .053565
                  =========    ==========     =========   =========      =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                                                    AMOUNT
             ----                                                 ----------

1. Total Net Royalty Payments .................................   $  .163595

2. Interest Income ............................................      .000259

3. Administrative Expense .....................................     (.053565)
                                                                  ----------
4. Cash Distribution Per Unit** ...............................   $  .110289
                                                                  ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                               FOR NOVEMBER 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                               OTHER INCOME
                       ROYALTY INCOME AND EXPENSE               AND EXPENSE
                  ------------------------------------   -------------------------
                                                NET
                    GROSS       SEVERANCE     ROYALTY     INTEREST  ADMINISTRATIVE
 SOURCE             INCOME         TAX        PAYMENTS     INCOME       EXPENSE
 ------           ---------     ---------    ---------   ---------  --------------

Florida .......   $ .004283     $ .000293    $ .003990   $    *        $ .000502
Louisiana .....     .008142       .000551      .007591        *          .000955
Mississippi ...     .008463       .000492      .007971        *          .000992
New Mexico ....      013573       .001490      .012083        *          .001591
Oklahoma ......     .032750       .003432      .029318        *          .003840
Texas .........     .125961       .003323      .122638     .000227       .014768
                  ---------     ---------    ---------   ---------     ---------
   TOTAL ......   $ .193172     $ .009581    $ .183591   $ .000227     $ .022648
                  =========     =========    =========   =========     =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

              ITEM                                                  AMOUNT
              ----                                                ----------

1. Total Net Royalty Payments .................................   $  .183591

2. Interest Income ............................................      .000227

3. Administrative  Expense ....................................     (.022648)
                                                                  ----------
4. Cash Distribution Per Unit** ...............................   $  .161170
                                                                  ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2002 TAX)

                                                               FOR DECEMBER 2002

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                               OTHER INCOME
                      ROYALTY INCOME AND EXPENSE                AND EXPENSE
                 ------------------------------------   -------------------------
                                               NET
                   GROSS       SEVERANCE     ROYALTY     INTEREST  ADMINISTRATIVE
 SOURCE            INCOME         TAX        PAYMENTS     INCOME      EXPENSE
 ------          ---------     ---------    ---------   ---------  --------------

Florida .......  $ .000319     $ .000017    $ .000302   $    *       $ .000024
Louisiana .....    .010553       .000297      .010256        *         .000799
Mississippi ...    .010361       .000419      .009942        *         .000784
New Mexico ....     008867       .000674      .008193        *         .000671
Oklahoma ......    .026701       .008775      .017926        *         .002021
Texas .........    .064334       .003206      .061128     .000202      .004870
                 ---------     ---------    ---------   ---------    ---------
   TOTAL ......  $ .121135     $ .013388    $ .107747   $ .000202    $ .009169
                 =========     =========    =========   =========    =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                                                      AMOUNT
          ----                                                    ---------
1. Total Net Royalty Payments...................................  $ .107747

2. Interest Income..............................................    .000202

3. Administrative Expense.......................................   (.009169)
                                                                  ---------
4. Cash Distribution Per Unit**.................................  $ .098780
                                                                  =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.




(SRT 2002 TAX)

                              SABINE ROYALTY TRUST

                                     TABLE I
                           2002 GROSS ROYALTY INCOME
                            (CUMULATIVE $ PER UNIT)


FOR A UNIT
ACQUIRED
OF
RECORD
DURING
THE                         AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE
MONTH OF:                                                         FOR THE MONTH OF:
---------   ------------------------------------------------------------------------------------------------------------------------
                                                                       2002
            ------------------------------------------------------------------------------------------------------------------------
            JANUARY   FEBRUARY    MARCH    APRIL      MAY       JUNE      JULY     AUGUST  SEPTEMBER   OCTOBER   NOVEMBER   DECEMBER
            --------  --------  --------  --------  --------  --------  --------  -------- ---------   --------  --------   --------
January ... 0.297075  0.435905  0.570994  0.804905  0.931237  1.084442  1.189257  1.460360  1.692053   1.860786  2.053958   2.175093
February ..       --  0.138830  0.273919  0.507830  0.634162  0.787367  0.892182  1.163285  1.394978   1.563711  1.756883   1.878018
March .....       --        --  0.135089  0.369000  0.495332  0.648537  0.753352  1.024455  1.256148   1.424881  1.618053   1.739188
April .....       --        --        --  0.233911  0.360243  0.513448  0.618263  0.889366  1.121059   1.289792  1.482964   1.604099
May .......       --        --        --        --  0.126332  0.279537  0.384352  0.655455  0.887148   1.055881  1.249053   1.370188
June ......       --        --        --        --        --  0.153205  0.258020  0.529123  0.760816   0.929549  1.122721   1.243856
July ......       --        --        --        --        --        --  0.104815  0.375918  0.607611   0.776344  0.969516   1.090651
August ....       --        --        --        --        --        --        --  0.271103  0.502796   0.671529  0.864701   0.985836
September .       --        --        --        --        --        --        --        --  0.231693   0.400426  0.593598   0.714733
October ...       --        --        --        --        --        --        --        --        --   0.168733  0.361905   0.483040
November ..       --        --        --        --        --        --        --        --        --         --  0.193172   0.314307
December ..       --        --        --        --        --        --        --        --        --         --        --   0.121135

                                    TABLE II
                               2002 SEVERANCE TAX
                             (CUMULATIVE $ PER UNIT)

FOR A UNIT
ACQUIRED
OF
RECORD
DURING
THE                            AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE
MONTH OF:                                                           FOR THE MONTH OF:
---------     ----------------------------------------------------------------------------------------------------------------------
                                                                           2002
              ----------------------------------------------------------------------------------------------------------------------
               JANUARY  FEBRUARY    MARCH    APRIL      MAY       JUNE     JULY      AUGUST  SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
              --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------

January....   0.016068  0.025764  0.036532  0.045711  0.055229  0.065873  0.072727  0.080583  0.097738  0.102876  0.112457  0.125845
February...         --  0.009696  0.020464  0.029643  0.039161  0.049805  0.056659  0.064515  0.081670  0.086808  0.096389  0.109777
March......         --        --  0.010768  0.019947  0.029465  0.040109  0.046963  0.054819  0.071974  0.077112  0.086693  0.100081
April......         --        --        --  0.009179  0.018697  0.029341  0.036195  0.044051  0.061206  0.066344  0.075925  0.089313
May........         --        --        --        --  0.009518  0.020162  0.027016  0.034872  0.052027  0.057165  0.066746  0.080134
June.......         --        --        --        --        --  0.010644  0.017498  0.025354  0.042509  0.047647  0.057228  0.070616
July.......         --        --        --        --        --        --  0.006854  0.014710  0.031865  0.037003  0.046584  0.059972
August.....         --        --        --        --        --        --        --  0.007856  0.025011  0.030149  0.039730  0.053118
September..         --        --        --        --        --        --        --        --  0.017155  0.022293  0.031874  0.045262
October....         --        --        --        --        --        --        --        --        --  0.005138  0.014719  0.028107
November...         --        --        --        --        --        --        --        --        --        --  0.009581  0.022969
December...         --        --        --        --        --        --        --        --        --        --        --  0.013388


(SRT 2002 TAX)

                              SABINE ROYALTY TRUST

                                   TABLE III
                              2002 INTEREST INCOME
                            (CUMULATIVE $ PER UNIT)

FOR A UNIT
ACQUIRED
OF
RECORD
DURING
THE                                                 AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH OF:                                       ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
---------    ----------------------------------------------------------------------------------------------------------------------
                                                                        2002
             ----------------------------------------------------------------------------------------------------------------------
              JANUARY  FEBRUARY    MARCH    APRIL       MAY      JUNE      JULY     AUGUST  SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
             --------  --------  --------  --------  --------  --------  --------  -------- --------   --------  --------  --------

January .... 0.000342  0.000658  0.000832  0.001105  0.001336  0.001573  0.001741  0.002140  0.002462  0.002721  0.002948  0.003150
February ...       --  0.000316  0.000490  0.000763  0.000994  0.001231  0.001399  0.001798  0.002120  0.002379  0.002606  0.002808
March ......       --        --  0.000174  0.000447  0.000678  0.000915  0.001083  0.001482  0.001804  0.002063  0.002290  0.002492
April ......       --        --        --  0.000273  0.000504  0.000741  0.000909  0.001308  0.001630  0.001889  0.002116  0.002318
May ........       --        --        --        --  0.000231  0.000468  0.000636  0.001035  0.001357  0.001616  0.001843  0.002045
June .......       --        --        --        --        --  0.000237  0.000405  0.000804  0.001126  0.001385  0.001612  0.001814
July .......       --        --        --        --        --        --  0.000168  0.000567  0.000889  0.001148  0.001375  0.001577
August .....       --        --        --        --        --        --        --  0.000399  0.000721  0.000980  0.001207  0.001409
September ..       --        --        --        --        --        --        --        --  0.000322  0.000581  0.000808  0.001010
October ....       --        --        --        --        --        --        --        --        --  0.000259  0.000486  0.000688
November ...       --        --        --        --        --        --        --        --        --        --  0.000227  0.000429
December ...       --        --        --        --        --        --        --        --        --        --        --  0.000202

                                    TABLE IV
                        2002 TRUST ADMINISTRATIVE EXPENSE
                             (CUMULATIVE $ PER UNIT)

FOR A UNIT
ACQUIRED
OF
RECORD
DURING
THE                                              AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH OF:                                   ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
---------   ----------------------------------------------------------------------------------------------------------------------
                                                                       2002
            ----------------------------------------------------------------------------------------------------------------------
             JANUARY  FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST  SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
            --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------

January.... 0.008720  0.018619  0.027374  0.037630  0.049414  0.057700  0.068399  0.079646  0.088186  0.141751  0.164399  0.173568
February...       --  0.009899  0.018654  0.028910  0.040694  0.048980  0.059679  0.070926  0.079466  0.133031  0.155679  0.164848
March......       --        --  0.008755  0.019011  0.030795  0.039081  0.049780  0.061027  0.069567  0.123132  0.145780  0.154949
April......       --        --        --  0.010256  0.022040  0.030326  0.041025  0.052272  0.060812  0.114377  0.137025  0.146194
May........       --        --        --        --  0.011784  0.020070  0.030769  0.042016  0.050556  0.104121  0.126769  0.135938
June.......       --        --        --        --        --  0.008286  0.018985  0.030232  0.038772  0.092337  0.114985  0.124154
July.......       --        --        --        --        --        --  0.010699  0.021946  0.030486  0.084051  0.106699  0.115868
August.....       --        --        --        --        --        --        --  0.011247  0.019787  0.073352  0.096000  0.105169
September..       --        --        --        --        --        --        --        --  0.008540  0.062105  0.084753  0.093922
October....       --        --        --        --        --        --        --        --        --  0.053565  0.076213  0.085382
November...       --        --        --        --        --        --        --        --        --        --  0.022648  0.031817
December...       --        --        --        --        --        --        --        --        --        --        --  0.009169


(SRT 2002 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE I

         The cumulative federal depletion factors reflected in Depletion
Schedule I should be used to compute 2002 federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in the year stated. For depletion factors relating to the individual states, please contact the Sabine Royalty Trust. (See accompanying information for computation instructions.)

FOR A UNIT
ACQUIRED OF
RECORD DURING
THE YEAR OF:                       LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2002
--------------    ------------------------------------------------------------------------------------------------------------
                  JANUARY  FEBRUARY   MARCH    APRIL    MAY      JUNE     JULY    AUGUST  SEPTEMBER OCTOBER  NOVEMBER DECEMBER
                  -------- -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- --------

ORIGINAL
DISTRIBUTION ...  0.021263 0.031762 0.042927 0.057591 0.067702 0.079880 0.086137 0.103627 0.116710  0.127827 0.140686 0.147848
1983 ...........  0.022057 0.032580 0.043651 0.057902 0.067821 0.079586 0.085139 0.102578 0.114919  0.125493 0.138082 0.144671
1984 ...........  0.018782 0.027712 0.037127 0.049230 0.057661 0.067630 0.072325 0.087149 0.097596  0.106550 0.117236 0.122841
1985 ...........  0.021044 0.031017 0.041529 0.055047 0.064488 0.075641 0.080879 0.097476 0.109098  0.119077 0.130999 0.137258

BEFORE MARCH 17,
1986 ...........  0.019366 0.028520 0.038165 0.050555 0.059218 0.069440 0.074215 0.089455 0.100080  0.109211 0.120140 0.125860

AFTER MARCH 17,
1986 ...........  0.017286 0.025465 0.034079 0.045144 0.052889 0.062025 0.066302 0.079913 0.089408  0.097566 0.107323 0.112440
1987 ...........  0.019775 0.029139 0.038995 0.051658 0.060509 0.070959 0.075855 0.091427 0.102306  0.111647 0.122828 0.128668
1988 ...........  0.020180 0.029816 0.039932 0.052954 0.062014 0.072773 0.077846 0.093795 0.105082  0.114752 0.126274 0.132267
1989 ...........  0.019579 0.029031 0.038939 0.051747 0.060598 0.071195 0.076267 0.091853 0.103079  0.112670 0.124028 0.129926
1990 ...........  0.019148 0.028418 0.038115 0.050640 0.059310 0.069684 0.074668 0.089918 0.100923  0.110315 0.121433 0.127199
1991 ...........  0.018375 0.027413 0.036787 0.048920 0.057339 0.067463 0.072405 0.087131 0.097938  0.107121 0.117907 0.123506
1992 ...........  0.019115 0.028703 0.038577 0.051447 0.060259 0.071054 0.076356 0.091805 0.103497  0.113408 0.124893 0.130784
1993 ...........  0.019210 0.028879 0.038833 0.051785 0.060695 0.071551 0.076978 0.092550 0.104343  0.114303 0.125880 0.131841
1994 ...........  0.018137 0.027326 0.036810 0.049158 0.057614 0.067914 0.073176 0.087969 0.099283  0.108795 0.119872 0.125574
1995 ...........  0.018397 0.027778 0.037451 0.050076 0.058701 0.069222 0.074747 0.089872 0.101493  0.111229 0.122624 0.128431
1996 ...........  0.017572 0.026803 0.036231 0.048627 0.056962 0.067351 0.072871 0.087499 0.099228  0.109005 0.120254 0.125916
1997 ...........  0.020165 0.030538 0.041217 0.055163 0.064660 0.076283 0.082409 0.099034 0.111981  0.122801 0.135396 0.141826
1998 ...........  0.020533 0.031086 0.041999 0.056293 0.066020 0.077939 0.084235 0.101225 0.114475  0.125567 0.138420 0.145083
1999 ...........  0.020694 0.031366 0.042504 0.057028 0.067033 0.079093 0.085589 0.102778 0.116257  0.127484 0.140415 0.147471
2000 ...........  0.020477 0.031011 0.042046 0.056506 0.066516 0.078572 0.085142 0.102267 0.115621  0.126773 0.139591 0.146703

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE II

         The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 2002 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2001. This schedule should not be used to compute depletion for any other Units owned. (See accompanying information for computation instructions.)

                                     LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2002
                   ---------------------------------------------------------------------------------------------------------------
                   JANUARY  FEBRUARY   MARCH    APRIL     MAY     JUNE     JULY     AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                   -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------

FEDERAL DEPLETION
FACTOR ..........  .018868   .029379  .040312  .054728  .064639  .076704  .083883  .100361   .114544   .126101  .138901   .146372
                   =======   =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
FACTORS
Florida .........  .000059   .000118  .000179  .000235  .000297  .000298  .000483  .000616   .000683   .000684  .000821   .000831
Louisiana .......   000840   .001693  .002740  .003884  .004807  .005518  .006433  .007430   .008951   .009911  .010839   .011966
Mississippi .....  .000955   .001325  .001970  .003000  .003800  .004669  .005403  .006562   .007292   .007962  .008669   .009539
New Mexico ......  .001608   .002613  .003417  .004454  .005405  .006546  .007188  .008548   .009640   .010532  .011427   .011953
Oklahoma ........  .002274   .004566  .006625  .009779  .011256  .014073  .015898  .018655   .022902   .026258  .029382   .030658
Texas ...........   013132   .019064  .025381  .033376  .039074  .045600  .048478  .058550   .065076   .070754  .077763   .081425

                             DEPLETION SCHEDULE III

         The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 2002 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2002. This schedule should not be used to compute depletion for any other Units owned. (See accompanying information for computation instructions.)

FIRST MONTH
IN WHICH UNITS
WERE OWNED
ON THE MONTHLY
RECORD DATE
IN 2002         JANUARY  FEBRUARY   MARCH     APRIL     MAY       JUNE     JULY      AUGUST  SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
--------------  -------  --------  -------   -------  -------   -------   -------   -------  ---------  -------   -------   --------
January ......  .019805   .030415  .041404   .055761  .065728   .077717   .084613   .101457  .115168    .126425   .139264    .146419
February .....       --   .010610  .021599   .035956  .045923   .057912   .064808   .081652  .095363    .106620   .119459    .126614
March ........       --        --  .010989   .025346  .035313   .047302   .054198   .071042  .084753    .096010   .108849    .116004
April ........       --        --       --   .014357  .024324   .036313   .043209   .060053  .073764    .085021   .097860    .105015
May ..........       --        --       --        --  .009967   .021956   .028852   .045696  .059407    .070664   .083503    .090658
June .........       --        --       --        --       --   .011989   .018885   .035729  .049440    .060697   .073536    .080691
July .........       --        --       --        --       --        --   .006896   .023740  .037451    .048708   .061547    .068702
August .......       --        --       --        --       --        --        --   .016844  .030555    .041812   .054651    .061806
September ....       --        --       --        --       --        --        --        --  .013711    .024968   .037807    .044962
October ......       --        --       --        --       --        --        --        --       --    .011257   .024096    .031251
November .....       --        --       --        --       --        --        --        --       --         --   .012839    .019994
December .....       --        --       --        --       --        --        --        --       --         --        --    .007155

STATE DEPLETION
FACTORS              JANUARY  FEBRUARY   MARCH    APRIL     MAY     JUNE     JULY     AUGUST SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
---------------      -------  --------  -------  -------  -------  -------  -------  ------- ---------  -------  --------  --------

Florida .......      .000105  .000106   .000110  .000101  .000112  .000001  .000333  .000238  .000121    .000001  .000245  .000019
Louisiana .....      .000588  .000598   .000734  .000801  .000647  .000498  .000641  .000699  .001066    .000673  .000650  .000789
Mississippi ...      .000652  .000253   .000440  .000703  .000546  .000593  .000501  .000791  .000498    .000457  .000483  .000594
New Mexico ....      .001577  .000985   .000788  .001016  .000932  .001118  .000629  .001333  .001070    .000874  .000877  .000516
Oklahoma ......       001872  .001887   .001695  .002597  .001216  .002319  .001502  .002270  .003497    .002762  .002572  .001050
Texas .........      .015011  .006781   .007222  .009139  .006514  .007460  .003290  .011513  .007459    .006490  .008012  .004187
                     -------  -------   -------  -------  -------  -------  -------  -------  -------    -------  -------  -------
TOTAL .........      .019805  .010610   .010989  .014357  .009967  .011989  .006896  .016844  .013711    .011257  .012839  .007155
                     =======  =======   =======  =======  =======  =======  =======  =======  =======    =======  =======  =======


(SRT 2002 TAX)

                            SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                     SCHEDULE E                           SUPPLEMENTAL INCOME AND LOSS                           OMB No. 1545-0074
                     (FORM 1040)                    (FROM RENTAL REAL ESTATE, ROYALTIES, PARTNERSHIPS,                   2002
                                                     S CORPORATIONS, ESTATES, TRUSTS, REMICS, ETC.)                   Attachment
                     Department of the Treasury                                                                    Sequence No. 13
                     Internal Revenue Service (99)  > ATTACH TO FORM 1040 OR FORM 1041
                                                    > SEE INSTRUCTIONS FOR SCHEDULE E (FORM 1040).

                     Name(s) shown on return                                                           YOUR SOCIAL SECURITY NUMBER

                     --------------------------------------------------------------------------        -------   -------   -------
                     --------------------------------------------------------------------------------------------------------------
                     PART I   INCOME OR LOSS FROM RENTAL REAL ESTATE AND ROYALTIES  NOTE. If you are in the business of renting personal property, use SCHEDULE C or C-EZ (see page E-3). Report farm rental income or loss from
                              FORM 4835 on page 2, line 39.

                     1. Show the kind and location of each RENTAL REAL ESTATE PROPERTY:    2  For each rental real        YES   NO
                                                                                              estate property listed on   ---   --
                     A                                                                        line 1, did you or your
                       ----------------------------------------------------------------       family use it during the
                                                                                              tax year for personal
                                                                                              purposes for more than
                     B                                                                        the greater of:          A  ---  ---
                      -----------------------------------------------------------------       o 14 days OR
                                                                                              o 10% of the total days  B  ---  ---
                                                                                                rented at fair rental
                     C                                                                          value?
                      -----------------------------------------------------------------         (See page E-3.)        C  ---  ---

                     --------------------------------------------------------------------------------------------------------------
                                                                         PROPERTIES                       TOTALS
                     INCOME:                                         A       B       C          (Add columns A, B, and C.)

                      3 Rents received......................... 3                                 3
GROSS ROYAL                                                        -----   -----   -----               ----------
INCOME----------->    4 Royalties received .................... 4                                 4
                                                                   -----   -----   -----               ----------
                     EXPENSES:
                      5 Advertising............................ 5
                                                                   -----   -----   -----
                      6 Auto and travel (see page E-4)......... 6
                                                                   -----   -----   -----
                      7 Cleaning and maintenance............... 7
                                                                   -----   -----   -----
                      8 Commissions............................ 8
                                                                   -----   -----   -----
                      9 Insurance.............................. 9
                                                                   -----   -----   -----
                     10 Legal and other professional fees......10
                                                                   -----   -----   -----
                     11 Management fees........................11
                                                                   -----   -----   -----
                     12 Mortgage interest paid to banks,
                        etc. (see page E-4)....................12                                12
                                                                   -----   -----   -----               ----------
                     13 Other interest.........................13
                                                                   -----   -----   -----
                     14 Repairs................................14
                                                                   -----   -----   -----
                     15 Supplies...............................15
                                                                   -----   -----   -----
SEVERANCE TAX---->   16 Taxes..................................16
                                                                   -----   -----   -----
                     17 Utilities..............................17
ADMINISTRATIVE                                                     -----   -----   -----
EXPENSES--------->   18 Other (list) >
                                                                   -----   -----   -----

                                                               18
                                                                   -----   -----   -----



                     19 Add lines 5 through 18.................19                                19
                                                                   -----   -----   -----               ----------
DEPLETION-------->   20 Depreciation expense or depletion
                        (see page E-4).........................20                                20
                                                                   -----   -----   -----               ----------
                     21 Total expenses. Add lines 19 and 20....21
                                                                   -----   -----   -----
                     22 Income or (loss) from rental real
                        estate or royalty properties.
                        Subtract line 21 from line 3 (rents)
                        or line 4 (royalties). If the result
                        is a (loss), see page E-5 to find
                        out if you must file FORM 6198......... 22
                                                                   -----   -----   -----
                     23 Deductible rental real estate loss.
                        CAUTION. Your rental real estate
                        loss on line 22 may be limited. See
                        page E-5 to find out if you must
                        file FORM 8582. Real estate
                        professionals must complete line
                        42 on page 2........................... 23(     ) (     ) (      )
                                                                   -----   -----   -----

                     24 INCOME. Add positive amounts shown on line 22. DO NOT include any losses.............................................................. 24
                     25 LOSSES. Add royalty losses from line 22 and rental real estate                 ----------
                        losses from line 23. Enter total losses here............................ 25   (          )
                                                                                                       ----------
                     26 TOTAL RENTAL REAL ESTATE AND ROYALTY INCOME OR (LOSS). Combine
                        lines 24 and 25. Enter the result here. If Parts II, III, IV, and line 39 on page 2 do not apply to you, also enter this amount on Form 1040, line 17. Otherwise, include this amount in the total on line 40 on page 2....................................... 26
                                                                                                       ----------
                     -------------------------------------------------------------------------------------------------------------
                     FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.  Cat. No. 11344L  SCHEDULE E (FORM 1040) 2002

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                      Schedules A&B (Form 1040) 2002                                                    OMB No. 1545-0074 Page 2
                      Name(s) shown on Form 1040. Do not enter name and social security number if
                      shown on other side.                                                              YOUR SOCIAL SECURITY NUMBER

                      ----------------------------------------------------------------------------      --------   -------   -------
                      --------------------------------------------------------------------------------------------------------------
                                                                                                                 Attachment
                                        SCHEDULE B--INTEREST AND ORDINARY DIVIDENDS                              Sequence No. 08
                      --------------------------------------------------------------------------------------------------------------

                      PART I               1  List name of payer. If any interest is from a seller-financed        AMOUNT
                      INTEREST                mortgage and the buyer used the property as a personal
                      (See page B-1           residence, see page B-1 and list this interest first. Also,
                      and the                 show that buyer's social security number and address >...........
                      instructions for        .................................................................
                      Form 1040,              .................................................................
                      line 8a.)               .................................................................
INTEREST INCOME--->                           .................................................................
                                              ................................................................. 1
                                              .................................................................   -----------
                      NOTE. If you            .................................................................
                      received a Form         .................................................................
                      1099-INT, Form          .................................................................
                      1099-OID, or            .................................................................
                      substitute              .................................................................
                      statement               .................................................................
                      from a brokerage        .................................................................
                      firm, list the          .................................................................
                      firm's name as          .................................................................
                      the payer and           .................................................................
                      enter the total         .................................................................
                      interest shown       2  Add the amounts on line 1........................................ 2 -----------
                      on that form.
                                           3  Excludable interest on series EE and I U.S. savings bonds issued after 1989 from Form 8815, line 14. You MUST attach Form 8815.... 3
                                                                                                                  -----------
                                           4 Subtract line 3 from line 2. Enter the result here and on Form
                                             1040, line 8a >................................................... 4
                                           ---------------------------------------------------------------------  -----------
                                           NOTE. If line 4 is over $1,500, you must complete Part III.
                      --------------------------------------------------------------------------------------------------------------
                                           5  List name of payer. Include only ordinary dividends. If you          AMOUNT
                                              received any capital gain distributions, see the instructions for Form 1040, line 13 >.........................................

                      PART II                 .................................................................
                      ORDINARY                .................................................................
                      DIVIDENDS               .................................................................
                      (See page B-1           .................................................................
                      and the                 .................................................................
                      instructions            .................................................................
                      for Form 1040,          .................................................................
                      line 9.)                .................................................................
                                              .................................................................
                      NOTE. If you            .................................................................  5
                      received a Form         .................................................................   -----------
                      1099-DIV or             .................................................................
                      substitute              .................................................................
                      statement from          .................................................................
                      a brokerage             .................................................................
                      firm, list the          .................................................................
                      firm's name as          .................................................................
                      the payer and           .................................................................
                      enter the               .................................................................
                      ordinary                .................................................................
                      dividends shown         .................................................................
                      on that form.           .................................................................

                                           6  Add the amounts on line 5. Enter the total here and on Form
                                              1040, line 9 >...................................................  6
                                           -----------------------------------------------------------------------------------------
                                           NOTE. If line 6 is over $1,500, you must complete Part III.
                      --------------------------------------------------------------------------------------------------------------
                      PART III             You must complete this part if you (A) had over $1,500 of taxable          YES   NO
                      FOREIGN ACCOUNTS     interest or ordinary dividends; OR (B) had a foreign account; or
                      AND TRUSTS           (C) received a distribution from, or were a grantor of, or a transferor to, a foreign trust.
                                           -----------------------------------------------------------------------------------------
                      (See                   7A At any time during 2002, did you have an interest in or a
                      page B-2.)             signature or other authority over a financial account in a foreign country, such as a bank account, securities account, or other financial account? See page B-2 for exceptions and filing requirements for Form TD F 90-22.1................................

                                             B If "Yes," enter the name of the foreign country >...............

                                             8 During 2002, did you receive a distribution from, or were you the grantor of, or transferor to, a foreign trust? If "Yes," you may have to file Form 3520. See page B-2..........................
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.                                      SCHEDULE B (FORM 1040) 2002

                             COMPREHENSIVE EXAMPLE 1

         The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2002.


     COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED ON ALL MONTHLY RECORD
                                  DATES IN 2001


                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2002

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                A                  B                C

                                           AMOUNTS PER UNIT
                            NUMBER OF      FROM APPROPRIATE
                           UNITS OWNED        SCHEDULE(S)                    WHERE TO REFLECT ON
       ITEM                  (NOTE 1)           (NOTE 2)        TOTALS      2002 FORM 1040 (NOTE 3)
       ----                -----------     ----------------     ------      -----------------------

Gross Royalty Income.....      100      x      $2.175093     =   $217.51   Line 4, Part I, Schedule E
                              -----            ---------         -------
Severance Tax............      100      x      $ .125845     =   $ 12.59   Line 16, Part I, Schedule E
                              -----            ---------         -------
Interest Income..........      100      x      $ .003150     =   $ .32     Line 1, Part I, Schedule B
                              -----            ---------         -------
Administrative Expense...      100      x      $ .173568     =   $ 17.36   Line 18, Part I, Schedule E
                              -----            ---------         -------

                                     PART II

                             COST DEPLETION (NOTE 4)

                    COST DEPLETION
                  ALLOWABLE IN PRIOR   ADJUSTED BASIS FOR
                    CALENDAR YEARS       COST DEPLETION       APPROPRIATE 2002
ORIGINAL BASIS         (NOTE 5)             PURPOSES        COST DEPLETION FACTOR   2002 COST DEPLETION*
--------------    ------------------   ------------------   ---------------------   --------------------

$2,100.00             $1,961.09      =       $138.91      x      .122841          =       $17.07
---------             ---------              -------             -------                  ------

*Reflect cost depletion on 2002 Form 1040, line 20, Part 1, Schedule E (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                        WHERE TO REFLECT ON
NET SALES               ADJUSTED BASIS       GAIN         2002 FORM 1040
  PRICE                    (NOTE 6)         (LOSS)          (NOTE 3)
---------               --------------      ------      -------------------

Not Applicable     -          --       =      --             Form 4797
--------------            -------         -------



                        See Page 5 for Applicable Notes.

(SRT 2002 TAX)

                             COMPREHENSIVE EXAMPLE 2

The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on units disposed of during 2002.

ACQUISITION         UNITS      ORIGINAL      SALES       UNITS        SALES
   DATE           ACQUIRED       BASIS        DATE        SOLD        PRICE
-----------       --------     --------      -----       -----        -----
03-21-84             100      $2,100.00      04-3-02      100      $1,275.00


            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2001


                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2002

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                             A              B                C

                                          AMOUNTS PER UNIT
                             NUMBER OF    FROM APPROPRIATE
                            UNITS OWNED      SCHEDULE(S)                    WHERE TO REFLECT ON
ITEM                         (NOTE 1)         (NOTE 2)        TOTALS     2002 FORM 1040 (NOTE 3)
----                        -----------   ----------------    ------     -----------------------
Gross Royalty Income ......     100     x    $.570994      =  $57.10    Line 4, Part I, Schedule E
                               ----          --------         ------

Severance Tax .............     100     x    $.036532      =  $ 3.66    Line 16, Part I, Schedule E
                               ----          --------         ------

Interest Income ...........     100     x    $.000832      =  $  .84    Line 1, Part I, Schedule B
                               ----          --------         ------

Administrative Expense ....     100     x    $.027374      =  $ 2.74    Line 18, Part I, Schedule E
                               ----          --------         ------

                                     PART II

                             COST DEPLETION (NOTE 4)

                   COST DEPLETION
                  ALLOWABLE IN PRIOR   ADJUSTED BASIS FOR
                    CALENDAR YEARS       COST DEPLETION       APPROPRIATE 2002
ORIGINAL BASIS        (NOTE 5)             PURPOSES         COST DEPLETION FACTOR   2002 COST DEPLETION*
--------------    ------------------   ------------------   ---------------------   --------------------
$2,100.00      -     $1,961.09       =     $138.91        x       .037127         =        $5.16
---------            ---------             -------                -------                  -----

*Reflect cost depletion on 2002 Form 1040, line 20, Part 1, Schedule E (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                            WHERE TO REFLECT ON
                      ADJUSTED BASIS         GAIN              2002 FORM 1040
NET SALES PRICE         (NOTE 6)            (LOSS)              (NOTE 3)
---------------       --------------        ------          -------------------
$1,275.00                $133.75       =     $1,141.25         Form 4797
---------                -------             ---------


                        See Page 5 for Applicable Notes.

(SRT 2002 TAX)

                             COMPREHENSIVE EXAMPLE 2
                                   (CONTINUED)
                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2002

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

         This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2002 through December 16, 2002. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for the appropriate month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)


                             MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                          CALCULATED
                  ---------------------------------------------------------------------------------------------------  FACTOR
                  JANUARY  FEBRUARY   MARCH   APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER  PER UNIT*
                  -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
 Income ........  .297075   .138830  .135089     --   --    --    --      --         --       --        --        --    .570994
                  -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Severance
 Tax ...........  .016068   .009696  .010768     --   --    --    --      --         --       --        --        --    .036532
                  -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Interest
 Income ........  .000342   .000316  .000174     --   --    --    --      --         --       --        --        --    .000832
                  -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Administrative
 Expense .......  .008720   .009899  .008755     --   --    --    --      --         --       --        --        --    .027374
                  -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------

----------

* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.



(SRT 2002 TAX)

                  SABINE ROYALTY TRUST HISTORICAL TAX WORKSHEET

                         WINDFALL                     NET                                   MISC.        NET
              GROSS       PROFIT      SEVERANCE     ROYALTY      INTEREST      ADMIN.      INCOME/       CASH
             INCOME        TAX           TAX         PMTS         INCOME      EXPENSE     EXPENSE      DISTRIB
           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
1983 .....   2.721361     0.316613     0.155445     2.249303     0.019377     0.086800     0.000000     2.181880
1984 .....   3.496106     0.323679     0.196022     2.976405     0.031846     0.155652     0.000000     2.852599
1985 .....   2.853378     0.190767     0.171256     2.491355     0.021277     0.169099    -0.005487     2.338046
1986 .....   1.807003     0.041149     0.114513     1.651341     0.012242     0.184580     0.005487     1.484490
1987 .....   1.648950     0.000209     0.095558     1.553183     0.010601     0.127094     0.000000     1.436690
1988 .....   1.556021     0.000077     0.101561     1.454383     0.010753     0.098526     0.000000     1.366610
1989 .....   1.594196     0.000028     0.131330     1.462838     0.013627     0.096295     0.000000     1.380170
1990 .....   1.748059     0.000000     0.155821     1.592238     0.014058     0.075026     0.000000     1.531270
1991 .....   1.810596     0.000000     0.188955     1.621641     0.010622     0.084643     0.000000     1.547620
1992 .....   1.556025     0.000000     0.132087     1.423938     0.005520     0.135228     0.000000     1.294230
1993 .....   1.751674     0.000000     0.126197     1.625477     0.005316     0.169163     0.000000     1.461630
1994 .....   1.422338     0.000000     0.094300     1.328038     0.005172     0.135390     0.000000     1.197820
1995 .....   1.257833     0.000000     0.086219     1.171614     0.007424     0.151878     0.000000     1.027160
1996 .....   1.650891     0.000000     0.102044     1.548847     0.009748     0.187465     0.000000     1.371130
1997 .....   1.955335     0.000000     0.144324     1.811011     0.010812     0.177263     0.000000     1.644560
1998 .....   1.937789     0.000000     0.123769     1.814020     0.011159     0.171521     0.000000     1.653658
1999 .....   1.663391     0.000000     0.115700     1.547691     0.008112     0.148838     0.000000     1.406965
2000 .....   2.586743     0.000000     0.157354     2.429389     0.016044     0.170794     0.000000     2.274639
2001 .....   3.240755     0.000000     0.210965     3.029790     0.014627     0.183788     0.000000     2.860629
2002 .....   2.175093     0.000000     0.125845     1.991937     0.003150     0.173568     0.057311     1.878830



(SRT 2002 TAX)

                              SABINE ROYALTY TRUST

               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST

         The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active," "portfolio" or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio and as such can be reported as directed on the tax computation worksheet (page 5). However, under certain limited circumstances a different classification may be appropriate; accordingly Unit holders should consult their tax advisor concerning this matter.


TAX BACKGROUND INFORMATION

         Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust income and/or deductions.

         The income received or accrued and deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust. Thus, the taxable year for reporting a Unit holder's share of the Trust's income and deductions is controlled by the Unit holder's taxable year and method of accounting rather than the taxable year and method of accounting of the Trust. For example, a cash basis Unit holder should recognize income attributable to his Units as such income is received by the Trust; and deductions attributable to his Units should be claimed when such deductions are paid by the Trust.


Effect of Escrow Arrangement

         The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in five of the six states provided for the execution of an escrow agreement by Sabine, the Trustee and Bank of America, N.A., in its capacity as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine and Bank of America, N.A., in the capacities of escrow agent and of trustee under Sabine Louisiana Royalty Trust. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.

(SRT 2002 TAX)
                                       A-1

         Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agents and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agents have agreed to endeavor to assure that they incur and pay expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is recognized for Federal income tax purposes and the Trustee and the escrow agents are able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

         If the escrow arrangement is not recognized for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.


DEPLETION

   Cost Depletion

         Pursuant to the previously mentioned Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. This cost depletion deduction is computed by reference to the Unit holder's basis in each of his Units.

         The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the decimal derived when estimated total equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year is divided into the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.


   Percentage Depletion

         Prior to the Revenue Reconciliation Act of 1990, Unit holders were prohibited from claiming percentage depletion on transferred proven oil and gas properties. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders which became Unit holders prior to October 12, 1990.

(SRT 2002 TAX)

         For Unit holders which become Unit owners from transfers of Units occurring after October 11, 1990, the Revenue Reconciliation Act of 1990 repeals the prohibition on claiming percentage depletion. A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.


NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2002 should have received a Form 1042S from the Trust. The Form 1042S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

         A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. This election once made is generally irrevocable unless an applicable treaty allows the election to be made periodically.

         The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in Trust, for purposes of FIRPTA only, are not considered United States real property interests unless they are owned by a Unit holder having greater than a 5% interest in the Trust. Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

         Generally, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. This withholding is required only when the FIRPTA provisions apply, as described in the preceding paragraph. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 34% rate.

         In order to avoid such withholding when the FIRPTA provisions apply, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption statement certifying why such withholding is not required. Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.


(SRT 2002 TAX)

SALE OR EXCHANGE OF UNITS

         Generally, a Unit Holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date. Gain or loss on the sale of a Unit by a Unit holder who acquired the Unit(s) prior to January 1, 1987 who is not a "dealer" with respect to such Unit, who holds it as a capital asset and who has held it for the required amount of time will, in general, be treated as a long-term capital gain or loss.

         A Unit holder who is not a dealer who sells a Unit acquired on or after January 1, 1987 must recapture the depletion deductions taken with respect to such Unit by recognizing as ordinary income the lesser of (1) the depletion deductions taken or (2) the amount realized upon the sale less the adjusted basis of the Unit. Gain in excess of the recaptured depletion deduction will, in general, be treated as a capital gain.

         Units acquired after 1987 qualifying as capital assets must be owned more than 1 year to qualify for long-term capital gain or loss treatment.


BACKUP WITHHOLDING

         A payer is required under specified circumstances to withhold tax at the rate of 31% on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

         Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.


STATE INCOME TAX

         Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders are urged to consult their own tax advisors concerning this matter.


(SRT 2002 TAX)

     The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to properly report their state tax liability could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to carefully review the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.

     The state of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas for individuals. However, corporations (and Limited Liability Companies) doing business in Texas are subject to the Texas Franchise Tax which now includes a calculation based on the corporation's taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Furthermore, even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

     All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion is allowed by those states indicated above which impose a state income tax. Included herein is information to assist you in determining the respective allowable cost depletion deductions by state.

     The following table reflects calendar year corporate and individual income tax return due dates for the states in which the Properties are located. The state income tax return due dates for fiscal year taxpayers will generally allow the same period of time following the end of their respective fiscal years as is allowed for calendar year taxpayers. However, the Texas franchise tax return is generally due for all corporations on May 15.

          STATE                                CORPORATE TAXPAYER              INDIVIDUAL TAXPAYER
          -----                                ------------------              -------------------
          Texas                                May 15                          Not Applicable
          Florida                              April 1                         Not Applicable
          Louisiana                            April 15                        May 15
          Mississippi                          March 15                        April 15
          Oklahoma                             March 15                        April 15
          New Mexico                           March 15                        April 15

     Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.




(SRT 2002 TAX)
                                       A-5

Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

Florida                                             Florida Department of Revenue
                                                    5050 W. Tennessee Street
                                                    Tallahassee, Florida 32399-0100
                                                    (850) 488-6800
                                                    www.state.fl.us

New Mexico                      Individuals:        State of New Mexico
                                                    Taxation and Revenue Department
                                                    1100 Saint Francis Drive
                                                    P.O. Box 25122
                                                    Santa Fe, New Mexico 87504-5122
                                                    (505) 827-0700, (505) 827-0822
                                                    www.state.nm.us

                                Corporations:       New Mexico Taxation and Revenue Department
                                                    Attention: Corporate Income and Franchise Tax
                                                    P.O Box 25127
                                                    Santa Fe, New Mexico 87504-5127
                                                    (505) 827-0825
                                                    www.state.nm.us

Mississippi                                         Mississippi State Tax Commission
                                                    Bureau of Revenue
                                                    P.O. Box 1033
                                                    Jackson, Mississippi 39215-1033
                                                    (601) 923-7000
                                                    www.state.ms.us

Louisiana                       Individuals:        Department of Revenue and Taxation
                                                    State of Louisiana
                                                    P.O Box 3440
                                                    Baton Rouge, Louisiana 70821-3440
                                                    (225) 219-0102
                                                    www.state.la.us

                                Corporations:       Secretary of Revenue and Taxation
                                                    State of Louisiana
                                                    P.O. Box 3863
                                                    Baton Rouge, Louisiana 70821
                                                    (225) 219-0067
                                                    www.state.la.us

Oklahoma                        Individuals:        Oklahoma Tax Commission
                                                    P.O. Box 26800
                                                    Oklahoma City, OK 73126-0800
                                                    (405) 521-3160
                                                    www.state.ok.us

                                Corporations:       Oklahoma Tax Commission
                                                    P.O. Box 26800
                                                    Oklahoma City, Oklahoma 73126-0800
                                                    (405) 521-3126
                                                    www.state.ok.us

Texas                                               Texas Comptroller of Public Accounts
                                                    P.O. Box 13528, Capitol Station
                                                    Austin, Texas 78711-3528
                                                    (800) 252-5555
                                                    www.state.tx.us

(SRT 2002 TAX)

                                       A-6